Exhibit 10.1

LEADER CAPITAL HOLDINGS CORP.

CONVERTIBLE PROMISSARY NOTES PURCHASE AGREEMENT

This Convertible Promissory Notes Purchase Agreement (the “Agreement”) is made as of February__, 2020 (the “Issuance Date”) by and among Leader Capital Holdings Corp. (the “Company” or “Borrower”), a Nevada Corporation, with its principal executive office located at Room 2708-09, Metropolis Tower, 10 Metropolis Drive, Hung Hom, Hong Kong (the “Lender” or more than one party “Lenders”).

Whereas Company is a company involved in providing internet services on its mobile App;

Whereas Company requires funding for general working capital;

Whereas Company wishes to borrow from Lender, and Lender wishes to lend to Company, an amount specified in the Terms and Conditions below, and in the form of a convertible promissory notes.

Parties agree with the following Terms and Conditions:

1. TOTAL AMOUNT OF CONVERTIBLE PROMISSORY NOTES

1.1. The total amount of the convertible promissory notes (the “Notes”) is US$______(______Thousand US Dollars, the “Notes Amount”)

1.2. Lender is under no further obligation to advance any additional funds to Company

2. DELIVERY OF FUNDS BY LENDER

2.1. Lender will provide for a transfer to the bank account of Company or its subsidiaries account specified below, the Notes Amount on or before February__, 2020 (the “Payment or Issuance Date”). Company will acknowledge receipt of that amount and acknowledge owing Notes Amount to Lender, with reference to the present Agreement and by way of a Promissory Note (see Appendix A). Bank account information is as follows:

Name of Account: JFB INTERNET SERVICE LIMITED

Bank Name: HANG SENG BANK LIMITED

Account No: 370-321762-883

ABA/SWIFT No: HASEHKHH

3. TERM OF THE NOTES

3.1 The Term of the Notes shall be two (2) years from the Payment Date. The “Maturity Date” is February__, 2022.

3.2 The Company is entitled to an extension of one year after the Maturity Date. During the extended period, interest is paid in accordance with the original contract. Extension notice will be issued to Lender not less than 30 days and not more than 60 days prior to the Maturity Date.

4. INTEREST

4.1. The Notes shall bear a rate of interest of 6% (Six Percent) Per Annum.

4.2. The interest on the Notes shall be paid on an annual basis by immediately available funds payable to Lender’s designated account within 10 banking days (of Hong Kong) after the interest payment date.

4.3. The Interest on the principal converted into common stock will be calculated up to the last interest payment date before conversion. Accrued interest, if any, will be forfeited when principal is converted.

5. CONVERSION

5.1. Conversion At The Option Of Lender

At the sole option of Lender, all or part of the unpaid principal then outstanding may be converted into shares of restricted common stock of Company (the “Stock”), at any time starting from the day after payment according to Section 2.1 until the Maturity Date, provided that Lender gives a seven day notice in writing.

5.2. Conversion Price

Lender may convert the principal balance outstanding into shares of either restricted common stock at a conversion price equal to (i) $1.00 per share if converted on or before the one year anniversary of the issuance date or (ii) $1.50 per share if converted at any time after the one year anniversary of the issuance date. If converted on or prior to the one year anniversary date, any shares of restricted common stock issued will be entitled to piggyback registration rights. Lender may convert the entire principal outstanding at any time. Lender may convert part of the principal outstanding in increments of $10,000 or multiples of $10,000 at any time. The Lender shall pay any and all transfer, stamp and similar taxes which are required to be paid in connection with the issuance and delivery of the Stock upon conversion of any Conversion in Amount.

5.3 Conversion Process

The Company will send a confirmation notice within 5 bank business days after receiving the conversion notice and related documents from the Lender. The Stock will be transferred to the Lender’s name in accordance with the relevant laws and procedures of the US securities within 60 bank business days after confirmation notice. However, the delay caused by the personal factors of the Lender is not limited here.

5.4 Rights And Obligations After Conversion

The Stock has the same rights as the outstanding restricted common shares or the common shares of Company.

5.5 Conversion Restrictions

The Company shall have the right not to exercise the conversion rights under Article 5.1 if the Lender and its associates will become substantial shareholder (5% or more) of the Company.

5.6 Registration Of Shares

Standard piggyback registration rights apply.

6. REPAYMENT

6.1. Should Lender elect to not convert the principal into restricted common shares or common stock of Company then Company will repay the principal amount outstanding and any outstanding interest within 10 bank business days after the Maturity Date.

6.2. Company shall not be obligated to repay any part of the principal amount outstanding before the Maturity Date.

6.3 If Company’s closing bid price of the common stock share price is 130% or more of the agreed conversion price for 20 consecutive trading days, Company may within 10 days issue a repayment notice in written form to Lender, demanding to repay all of the outstanding principal and accrued interest. However, the Company shall provide Lender with no less than 14 days period prior to repayment, during which time Lender may elect to convert the outstanding principal due into restricted common shares or common stock.

7. REPRESENTATIONS AND WARRANTIES OF COMPANY

The Company hereby represents and warrants to Lender that:

7.1. Organization; Qualification.

The Company is a Nevada company duly organized, validly existing and in good standing under the laws of Nevada and has the actual authority to enter into and execute this Agreement.

7.2. Company Assets and Liabilities.

The Company’s quarterly financial statements as filed with the Securities and Exchange Commission are materially complete and accurate. The Company holds clear, good and marketable title to all of its assets.

7.3. No Conflicts.

Neither the execution and delivery of this Agreement nor the consummation by the Company of the transactions contemplated hereby will result in a violation of, or a default under, or conflict with, or require any consent, approval or notice under, any governing or constitutional document, contract, trust, commitment, agreement, obligation, understanding, arrangement or restriction of any kind to which the Company is a party or by which the Company is bound.

7.4. Compliance with Laws.

To the best of the Company’s knowledge, the Company is in material compliance in all respects with all applicable laws, rules, regulations, orders, licenses or judgments. Furthermore, the Company’s entry into and performance of this Agreement and the transactions contemplated hereby do not and will not conflict (i) with any law or regulation or any official or judicial order or treaty in the United States, or (ii) with any agreement, contract or other arrangement or document to which the Company is a party to or which is binding upon the Company or any of its assets, nor will the Company’s entering into this Agreement result in the creation or imposition of any Encumbrance on any of the Company’s assets pursuant to the provisions of any such agreement, contract or other arrangement or document.

8. REPRESENTATIONS AND WARRANTIES OF LENDER

Lender hereby represents and warrants to the Company as follows:

8.1 No Conflicts.

Neither the execution and delivery of this Agreement nor the consummation by Lender of the transactions contemplated hereby will result in a violation of, or a default under, or conflict with, or require any consent, approval or notice under, any governing or constitutional document, contract, trust, commitment, agreement, obligation, understanding, arrangement or restriction of any kind to which Lender is a party or by which Lender is bound.

8.2 Investment Purposes.

Lender has such knowledge, experience, and sophistication in investment, financial, and business matters that it is capable of evaluating the merits and risks of its investment. Lender is able to bear the economic risk of its investment in the Company under this Agreement, can afford a complete loss of such investment and understands that no market for the convertible note now exists and that such market may not hereafter develop.

9. Liability of members and managers of Lender

None of the managers or members of Lender shall have any personal liability with respect to this transaction or the operation of the business of Company.

10. Attorney’s Fees

Notwithstanding anything to the contrary herein, if the principal is not paid in full when due, Company hereby agrees to pay to Lender, in addition to such amount owed to pursuant to the convertible, all costs and expenses of collection, including a reasonable sum for attorney’s fees.

11. Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, United States:

12. Arbitration

In the event a dispute shall arise between the parties to this contract, it is hereby agreed that the dispute shall be referred to for arbitration in accordance with the American Arbitration Association Rules of Mediation and Arbitration in New York City.

13. Further Assurance

The Company and Lender shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

14. Accredited Investor Status

Lender represents that Lender:

[  ] is an accredited investor as such term is defined in Rule 501 of Regulation D (“Regulation D”) promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and that the Subscriber is able to bear the economic risk of an investment in the Notes, or

[  ] is NOT an accredited investor as such term is defined in Rule 501 of Regulation D (“Regulation D”) promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

Company will not accept Notes subscription from non-accredited investors.

An “accredited investor” is:

● a bank, insurance company, registered investment company, business development company, or small business investment company;

● an employee benefit plan, within the meaning of the Employee Retirement Income Security Act, if a bank, insurance company, or registered investment adviser makes the investment decisions, or if the plan has total assets in excess of $5 million;

● a charitable organization, corporation or partnership with assets exceeding $5 million;

● a director, executive officer, or general partner of the company selling the securities;

● a business in which all the equity owners are accredited investors;

● any natural person whose individual net worth, or joint net worth with that person’s spouse, exceeds $1,000,000. For purposes of calculating net worth: (i) the person’s primary residence shall not be included as an asset; (ii) indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of the sale of securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (iii) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of securities shall be included as a liability.

● a natural person with income exceeding $200,000 in each of the two most recent years or joint income with a spouse exceeding $300,000 for those years and a reasonable expectation of the same income level in the current year; or

● a trust with assets of at least $5 million, not formed to acquire the securities offered, and whose purchases are directed by a sophisticated person.

Leader Capital Holdings Corp.	Lender

Appendix A to Convertible PROMISSARY Notes Purchase Agreement Promissory Note

This note has not been registered under the Securities Act of 1933, as amended (the “Act”), and may not be sold, transferred or otherwise disposed of except in accordance with the Act, as amended, and unless a registration statement under the Act with respect to this note has become effective or unless lender establishes to the satisfaction of maker that an exemption from such registration is available.

Borrower:	(“Borrower”)

Lender:	(“Lender”)

I. Promise to Pay

Borrower agrees to pay Lender the total amount of $_________ (US Dollars Thousand), together with interest payable on the unpaid principal at the rate of 6% per annum.

Payment will be delivered to Lender to above address or other address mutually agreed upon both parties.

II. Repayment / Interest

The principal amount outstanding and any outstanding interest will be repaid on the Maturity Day, which is February__, 2022, The payment should be made with 10 banking days after the Maturity Date . All payments shall be first applied to interest and the balance to principal.

The Company is entitled to an extension of one year after the Maturity Date. During the extended period, interest is paid in accordance with the original contract.

III. Conversion

At the sole option of Lender, all or part of the unpaid principal then outstanding may be converted into shares of restricted common stock of Borrower, at any time provided that Lender gives a seven day notice in writing. Lender may convert part of the principal outstanding in increments of $10,000 or multiples of $10,000 at any time.

Lender may convert the principal balance outstanding into shares of restricted common stock at a price of at a conversion price equal to (i) $1.00 per share if converted on or before the one year anniversary of the issuance date or (ii) $1.50 per share if converted at any time after the one year anniversary of the issuance date.

IV. Late Payment Fees

If Borrower defaults in payment by more than 15 days of the time set forth herein, then Borrower shall pay an additional late fee in the amount of 1% per month on the principal.

V. Additional Costs

In case of default in the payment of any principal or interest of this Promissory Note, Borrower will pay to Lender such further amount as will be sufficient to cover the cost and expenses of collection, including, without limitation, reasonable attorney’s fees, expenses, and disbursements. These costs will be added to the outstanding principal and will become immediately due.

VI. Transfer of the Promissory Note

This Promissory Note is transferable and assignable by the Lender to any person or entity previously approved by the Company. The Company agrees to issue replacement Notes to facilitate such approved transfers and assignments. Approval is not required for transfers or assignments to an Affiliate of the Lender done in compliance with applicable securities laws; and Borrower agrees that the terms of this Promissory Note may be fully enforced by any subsequent holder of this Note.

VII. Amendment; Modification; Waiver

No amendment, modification or waiver of any provision of this Promissory Note or consent to departure therefrom shall be effective unless by written agreement signed by both Borrower and Lender.

VIII. Successors

The terms and conditions of this Promissory Note shall inure to the benefit of and be binding jointly and severally upon the successors, assigns, heirs, survivors and personal representatives of Borrower and shall inure to the benefit of any holder, its legal representatives, successors and assigns.

IX. Breach of Promissory Note

No breach of any provision of this Promissory Note shall be deemed waived unless it is waived in writing. No course of dealing and no delay on the part of Lender in exercising any right will operate as a waiver thereof or otherwise prejudice Lender’s rights, powers, or remedies. No right, power, or remedy conferred by this Promissory Note upon Lender will be exclusive of any other rights, power, or remedy referred to in this Note or now or hereafter available at law, in equity, by statute, or otherwise.

X. Governing Law

The validity, construction and performance of this Promissory Note will be governed by the laws of State of Nevada, excluding that body of law pertaining to conflicts of law. Borrower hereby waives presentment, notice of non-payment, notice of dishonor, protest, demand and diligence.

[Signature Page Follows]

The parties hereby indicate by their signatures below that they have read and agree with the terms and conditions of this agreement in its entirety.

Borrower Signature:

Lender Signature:

Date: February__, 2020